                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK
NUMBER
                                                          SHARES
                              [PETS.COM, INC. LOGO]

                                                  CUSIP 71676K 10 9 US71676K1097
                                                                 SEE REVERSE FOR
                                                            CERTAIN RESTRICTIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that



is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                             $0.00125 PAR VALUE, OF

                                 PETS.COM, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated _________________________

                         [PETS.COM, INC. Corporate Seal]


      /s/ JOHN V.BAUTISTA                        /s/ JULIA L. WAINWRIGHT
           SECRETARY                             CHIEF EXECUTIVE OFFICER


                                                 COUNTERSIGNED AND REGISTERED:

                                                 U.S. STOCK TRANSFER CORPORATION

                                                 TRANSFER AGENT AND REGISTRAR



                                                 BY____________________________
                                                 AUTHORIZED SIGNATURE

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                                 PETS.COM, INC.

        The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights to each class of stock or series thereof, and the qualifications, limitations, or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common    UNIF GIFT MIN ACT   _______ Custodian ________
TEN ENT --as tenants by the                            (Cust)            (Minor)
          entireties                                    under Uniform Trans to
JT TEN  --as joint tenants                                    Minors Act
          with right of                               __________________________
          survivorship and not                                       (State)
          as tenants in common


     Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_______________________________

_______________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________
_____________________________________Shares represented by the within
Certificate, and do hereby irrevocably constitute and appoint __________________ _______________________________________________________Attorney to transfer the said shares on the books to the within named Corporation with full power of substitution in the premises.

Dated:______________________________

                                        X_______________________________________

                                        X_______________________________________
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



SIGNATURE(S) GUARANTEED BY:

___________________________________